Total Capital and Net Income Per Unit	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Total Capital and Net Income Per Unit
16.	Total Capital and Net Income Per Unit

At December 31, 2015, a total of 64.3% of the Partnership’s common units outstanding were held by the public. The remaining common units, as well as the 2% general partner interest, were held by a subsidiary of Teekay Corporation. All of the Partnership’s outstanding Series A Cumulative Redeemable Preferred Units (the Series A Preferred Units) and Series B Cumulative Redeemable Preferred Units (the Series B Preferred Units) are held by the public and the Series C Preferred Units are held by private investors.

Limited Partners’ Rights

Significant rights of the limited partners include the following:

•

Right of common unitholders to receive distributions of Available Cash (after deducting expenses, including estimated maintenance capital expenditures and reserves, including reserves for future capital expenditures and for anticipated future credit needs of the Partnership) within approximately 45 days after the end of each quarter.

•	No limited partner shall have any management power over the Partnership’s business and affairs; the general partner shall conduct, direct and manage our activities.

•

The general partner may be removed if such removal is approved by common unitholders holding at least 66 2/3% of the outstanding units voting as a single class, including units held by the general partner and its affiliates.

Incentive Distribution Rights

The general partner is entitled to incentive distributions if the amount the Partnership distributes to common unitholders with respect to any quarter exceeds specified target levels shown below:

Quarterly Distribution Target Amount (per unit)	Common Unitholders	General Partner
Minimum quarterly distribution of $0.35	98%	2%
Up to $0.4025	98%	2%
Above $0.4025 up to $0.4375	85%	15%
Above $0.4375 up to $0.525	75%	25%
Above $0.525	50%	50%

During 2015, cash distributions with respect to the first three quarters of 2015 exceeded $0.4025 per common units, and were below $0.4025 per common unit with respect to the distribution for the fourth quarter of 2015. Consequently, the assumed distribution of net income resulted in the use of the increasing percentages to calculate the General Partner’s interest in net income for the purposes of the net income per common unit calculation up to September 30, 2015 and increasing percentages were not used to calculate the General Partner’s interest in net income for the purposes of the net income per common unit calculation from October 1, 2015 to December 31, 2015.

In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities and liquidation amounts on the Series A, Series B and Series C Preferred Units will be distributed to the common unitholders and the general partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Partnership’s assets in liquidation in accordance with the partnership agreement.

Net Income Per Unit

Limited partners’ interest in net income per common unit – basic is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the general partner’s interest and the distributions on the Series A Preferred Units, the Series B Preferred Units and the Series C Preferred Units, by the weighted-average number of common units outstanding during the period. The distributions payable and paid on the preferred units for the year ended December 31, 2015 were $28.6 million (2014 - $10.9 million, 2013 - $7.3 million).

The computation of limited partners’ interest in net income per common unit – diluted assumes the exercise of all dilutive restricted units using the treasury stock method and the if-converted method relating to the Series C Preferred Units. At any time after the 18-month anniversary of the closing date, the Series C Preferred Units are convertible on a one-for-one basis into common units of the Partnership. The computation of limited partners’ interest in net income per common unit – diluted does not assume such exercises or conversions if the effect would be anti-dilutive.

5.1 million Series C Preferred Units for the year ended December 31, 2015 and 0.1 million total restricted units for the year ended December 31, 2014 (2013 – nil), were excluded from the computation of limited partners’ interest in net income per common unit – diluted, as they have an anti-dilutive effect. In periods where a loss is attributable to common unitholders all restricted units and Series C Preferred Units are anti-dilutive.

The general partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less the amount of cash reserves established by the Partnership’s board of directors to provide for the proper conduct of the Partnership’s business, including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A Preferred Units, Series B Preferred Units and Series C Preferred Units. Unlike available cash, net income is affected by non-cash items such as depreciation and amortization, unrealized gains and losses on derivative instruments and unrealized foreign currency translation gains and losses.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.

The Partnership allocates the limited partners’ interest in net income, including both distributed and undistributed net income, between continuing operations and discontinued operations based on the proportion of net income from continuing and discontinued operations to total net income.

Preferred Units

In April 2013, the Partnership issued 6.0 million 7.25% Series A Preferred Units in a public offering for net proceeds of $144.8 million. Pursuant to the partnership agreement, distributions on the 7.25% Series A Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 30, 2018, the Series A Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

In April 2015, the Partnership issued 5.0 million 8.50% Series B Preferred Units in a public offering for net proceeds of $120.8 million. Pursuant to the partnership agreement, distributions on the Series B Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. At any time on or after April 20, 2020, the Series B Preferred Units may be redeemed by the Partnership at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions to the date of redemption. These units are listed on the New York Stock Exchange.

In July 2015, the Partnership issued 10.4 million 8.60% Series C Preferred Units in a private placement for net proceeds of $249.8 million. At any time after the 18-month anniversary of the closing date, at the election of each holder, the Series C Preferred Units may be converted on a one-for-one basis into common units of the Partnership. Pursuant to the partnership agreement, distributions on the Series C Preferred Units to preferred unitholders are cumulative from the date of original issue and are payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. The Series C Preferred Units may be redeemed in cash if a change of control occurs in the Partnership. As a result, the Series C Preferred Units that are subject to this redemption feature are not included on the Partnership’s consolidated balance sheet as part of the total equity and are presented as temporary equity above the equity section but below the liabilities section. A summary description of the Series C Preferred Units is included in the Partnership’s Report on Form 6-K filed with the SEC on July 6, 2015.

Public and Private Offerings of Common Units

The following table summarizes the issuances of common units over the three years ending December 31, 2015:

Date	Offering	Number of Common Units	Offering	Gross Proceeds (i)	Net Proceeds	Teekay Corporation’s Ownership After the	Use of Proceeds
	Type	Issued	Price	(in millions of U.S. Dollars)		Offering(ii)
April 2013	Private	2,056,202	$29.18	61.2	61.2	28.67%	Partially finance four newbuilding shuttle tankers installments and for general partnership purposes.
May 2013	Private	1,446,654	$30.60	45.1	45.1	29.91%	Partially finance the acquisition of Voyageur Spirit FPSO unit
During 2013	COP	85,508	(iii)	2.8	2.4	(iii)	General partnership purposes
December 2013	Private	1,750,000	$30.50	54.5	54.4	29.31%	For general partnership purposes, which included funding vessel conversion projects and future vessel acquisitions.
During 2014	COP	213,350	(iii)	7.8	7.6	(iii)	General partnership purposes
November 2014	Private	6,704,888	$26.10	178.6	178.5	27.26%	For general partnership purposes, which included funding vessel conversion projects and finance newbuilding UMS and towage vessels.
During 2015	COP	211,077	(iii)	3.6	3.5	(iii)	General partnership purposes
July 2015	Private	14,402,304	$20.83	306.1	306.1	37.06%	Partially finance the acquisition of the Knarr companies.

(i)	Including the General Partner’s 2% proportionate capital contribution
(ii)	Including Teekay Corporation’s indirect 2% general partner interest
(iii)

In May 2013, the Partnership implemented a continuous offering program (or COP), under which the Partnership may issue new common units, representing limited partner interests, at market prices from time to time up to a maximum aggregate amount of $100 million.